EXHIBIT 10.36(a)

February 23, 2006

Novartis Consumer Heath, Inc.

200 Kimball Drive

Parsippany, NJ 07054

Attn: Mr. Ivan Marti

Dear Ivan:

This letter will confirm the agreement between Novartis Consumer Health, Inc. (“Manufacturer”) and Reliant Pharmaceuticals, Inc. (“Company’s concerning certain outstanding amounts for which payment is due from Company to Manufacturer and such other matters as set forth herein. Capitalized teams used but not otherwise defined have the meanings ascribed to them in the Packaging and Supply Agreement between the parties dated March, 2004 (the “Agreement”).

The parties agree as follows:

1.                                       For purchase orders accepted by Manufacturer and Product delivered to Company prior to August 11, 2005, the Manufacturing Fee for each Drug Granulation containing API manufactured by Novartis AG or its affiliates shall be $[***], consisting of (a) a $[***] granulation service fee and (b) a Liability Fee of $[***] per batch, which Liability Fee is in consideration of Manufacturer’s agreement (except in cases of Manufacturer’s fraud or intentional malfeasance) to contribute up to a limit of $200,000 per batch for replacement of lost or damaged API in accordance with the Agreement. The Manufacturing Fee for all Product delivered to Company on August 11, 2005 or thereafter containing API manufactured by Novartis AG, if any, shall be $[***] ($0 Liability Fee). The parties further agree that the Manufacturing Fee per batch for each Drug Granulation containing API manufactured by Shasun and each Osmotic Granulation delivered to Company at any time shall be $[***] ($0 Liability Fee). Manufacturer shall have no liability (except in the cases of Manufacturer’s fraud or intentional malfeasance) with respect to losses or damage to API with respect to batches for which there is $0 Liability Fee in accordance with the Agreement. As of February 10, 2006, the aggregate outstanding balance owed by Company to Manufacturer is $[***]. Such amount reflects (i) $[***] in outstanding Manufacturing Fees, (ii) $[***] in outstanding packaging fees and (iii) $[***] in outstanding development fees. Attached as Exhibit A is a spreadsheet which provides a detailed accounting

[***]: Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

supporting the above amounts. Payment in the amount of $[***], shall be made within ten (10) days of the date of this letter.

2.                                       Notice is hereby given to Manufacturer that pursuant to Section 13.2 of the Agreement effective as of August 11, 2005, the Liability Fee set forth on Schedule 6.1 to the Agreement for each Drug Granulation without regard to whether such Drug Granulation contains Novartis manufactured API or Shasun manufactured API shall be $0 and that the cost per batch of each Drug Granulation shall be $[***] for Product delivered on or after August 11, 2005. For the avoidance of doubt, except in the case of Manufacturer’s fraud or intentional malfeasance, Manufacturer shall have no liability for any losses or damage to API in connection with (i) any Product delivered on or after August 11, 2005 or (ii) Product containing Shasun API delivered at any time.

3.                                       In consideration of the agreements set forth herein, including without limitation Manufacturer’s consent to accelerate the time in which the Company may reduce the Liability Fee under the Agreement, and such other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, Company waives and releases Manufacturer as of the date of this letter (i) from any claims that any Product previously delivered to Company are non-conforming pursuant to the Agreement, except to the extent of any latent defects in the Product not detectable as of the date of this letter, (ii) from any claims alleging untimely delivery or invoicing by Manufacturer for Product previously delivered. and (iii) from any claims alleging breach by Manufacturer of any of the terms of the Agreement between the parties as of the date of this letter, except to the extent that such causes of action could not have been discovered as of the date of this letter upon the exercise of reasonable diligence. Company represents that as of the date of this letter, it is unaware of any claims of untimely delivery or invoicing of any Product for which PQ’s are currently outstanding. Except for amounts referenced herein or in Exhibit A hereto, Manufacturer represents and warrants that as of the date of this letter after reasonable diligence it is unaware of any claims of non-payment of any invoices for product previously delivered and of any claims against Company of breach or default under the Agreement.

If this letter accurately sets forth our agreement, please have a copy of this letter executed by an authorized representative of Manufacturer and return it to me. Thank you for your continued courtesy and cooperation in this matter.

Very truly yours,

Michael J. Lerner
Vice President, Legal Affairs

[***]: Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

2

Agreed and accepted this 3rd day of February           , 2006

By:	Ivan Marti
Title:	V.P., Supply Chain

cc:	Andrew Haskell, Associate General Counsel

3

Dynacirc Granulation Reconciliation

(9/16/05)

Item Number	Description	Batch #	Qty (kg)	Sales Order # (Assignment)	Invoice #	Value		Reliant PQ	Billing Date
100000317	Dynacirc BSL Drug Granulation	[***]	[***]	[***]	[***]	$	[***]	[***]	[***]
100000317	Dynacirc BSL Drug Granulation	[***]	[***]	[***]	[***]	$	[***]	[***]	[***]
100000317	Dynacirc BSL Drug Granulation	[***]	[***]	[***]	[***]	$	[***]	[***]	[***]
100000317	Dynacirc BSL Drug Granulation	[***]	[***]	[***]	[***]	$	[***]	[***]	[***]
100000316	Dynacirc Osmotic Granulation	[***]	[***]	[***]	[***]	$	[***]	[***]	[***]
100000315	Dynacirc Osmotic Granulation	[***]	[***]	[***]	[***]	$	[***]	[***]	[***]
82610	Dynacirc Shasun Drug Granulation	[***]	[***]	[***]	[***]	$	[***]	[***]	[***]
82600	Dynacirc BSL Drug Granulation	[***]	[***]	[***]	[***]	$	[***]	[***]	[***]
82600	Dynacirc BSL Drug Granulation	[***]	[***]	[***]	[***]	$	[***]	[***]	[***]
82600	Dynacirc BSL Drug Granulation	[***]	[***]	[***]	[***]	$	[***]	[***]	[***]
100000318	Dynacirc Shasun Drug Granulation	[***]	[***]	[***]	[***]	$	[***]	[***]	[***]
100000316	Dynacirc Osmotic Granulation	[***]	[***]	[***]	[***]	$	[***]	[***]	[***]
100000316	Dynacirc Osmotic Granulation	[***]	[***]	[***]	[***]	$	[***]	[***]	[***]
100000316	Dynacirc Osmotic Granulation	[***]	[***]	[***]	[***]	$	[***]	[***]	[***]
82610	Dynacirc Shasun Drug Granulation	[***]	[***]	[***]	[***]	$	[***]	[***]	[***]
82600	Dynacirc BSL Drug Granulation	[***]	[***]	[***]	[***]	$	[***]	[***]	[***]
100000317	Dynacirc BSL Drug Granulation	[***]	[***]	[***]	[***]	$	[***]	[***]	[***]
82500	Dynacirc Osmotic Granulation	[***]	[***]	[***]	[***]	$	[***]	[***]	[***]
82500	Dynacirc Osmotic Granulation	[***]	[***]	[***]	[***]	$	[***]	[***]	[***]
82500	Dynacirc Osmotic Granulation	[***]	[***]	[***]	[***]	$	[***]	[***]	[***]
82500	Dynacirc Osmotic Granulation	[***]	[***]	[***]	[***]	$	[***]	[***]	[***]
100000318	Dynacirc Osmotic Granulation	[***]	[***]	[***]	[***]	$	[***]	[***]	[***]
100000317	Dynacirc BSL Drug Granulation	[***]	[***]	[***]	[***]	$	[***]	[***]	[***]
100000317	Dynacirc BSL Drug Granulation	[***]	[***]	[***]	[***]	$	[***]	[***]	[***]
100000317	Dynacirc BSL Drug Granulation	[***]	[***]	[***]	[***]	$	[***]	[***]	[***]
100000318	Dynacirc Shasun Drug Granulation	[***]	[***]	[***]	[***]	$	[***]	[***]	[***]
100000318	Dynacirc Shasun Drug Granulation	[***]	[***]	[***]	[***]	$	[***]	[***]	[***]
100000318	Dynacirc Shasun Drug Granulation	[***]	[***]	[***]	[***]	$	[***]	[***]	[***]
100000316	Dynacirc Osmotic Granulation	[***]	[***]	[***]	[***]	$	[***]	[***]	[***]
100000316	Dynacirc Osmotic Granulation	[***]	[***]	[***]	[***]	$	[***]	[***]	[***]
100000318	Dynacirc Shasun Drug Granulation	[***]	[***]	[***]	[***]	$	[***]	[***]	[***]
100000318	Dynacirc Shasun Drug Granulation	[***]	[***]	[***]	[***]	$	[***]	[***]	[***]
100000318	Dynacirc Shasun Drug Granulation	[***]	[***]	[***]	[***]	$	[***]	[***]	[***]
82600	Dynacirc ESL Drug Granulation	[***]			[***]	$	[***]	[***]	[***]
82600	Dynacirc BSL Drug Granulation	[***]			[***]	$	[***]	[***]	[***]
82500	Dynacirc Osmotic Granulation	[***]			[***]	$	[***]	[***]	[***]
82600	Dynacirc BSL Drug Granulation	[***]			[***]	$	[***]	[***]	[***]
82600	Dynacirc BSL Drug Granulation	[***]			[***]	$	[***]	[***]	[***]

[***]: Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

82500	Dynacirc Osmotic Granulation	[***]	[***]	$	[***]	[***]	[***]
82610	Dynacirc BSL Drug Granulation	[***]	[***]	$	[***]	[***]	[***]
82600	Dynacirc BSL Drug Granulation	[***]	[***]
82600	Dynacirc BSL Drug Granulation	[***]	[***]
82500	Dynacirc Osmotic Granulation	[***]	[***]

Invoice price is wrong in SAP. The price should be $[***] per drug granulation and $[***] per osmotic granulation.

Potentially double invoice. Original invoice from Pharma (Invoice #13650) for $[***]. Not able to confirm payment.
Manual Invoice (not in SAP).

Manual invoice (not in SAP).

Manual Invoice (not in SAP). Original Invoice sent for $[***]. Follow up invoice credit for $[***]. This was a demo batch.

Granulation delivered but never invoiced.

[***]: Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.